Schedule of Investments
July 31, 2020
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–99.48%
Australia–3.81%
Corporate Travel Management Ltd.	198,594	$1,236,957
Canada–5.19%
Colliers International Group, Inc.	31,213	1,685,814
Germany–5.78%
Adesso SE	27,961	1,875,383
Monaco–2.07%
GasLog Ltd.	229,698	670,718
New Zealand–1.89%
Ryman Healthcare Ltd.	69,745	614,865
Poland–5.47%
Inter Cars S.A.	33,573	1,775,572
Switzerland–3.76%
SIG Combibloc Group AG(a)	69,939	1,221,012
United Kingdom–26.60%
Clarkson PLC	41,526	1,120,506
Clipper Logistics PLC	376,998	1,655,987
Dechra Pharmaceuticals PLC	9,869	370,321
Equiniti Group PLC(b)	934,275	1,570,116
G4S PLC	834,062	1,562,256
Howden Joinery Group PLC	131,413	847,543
Inspired Energy PLC	2,522,313	500,535
PageGroup PLC	218,773	1,007,810
		8,635,074
Shares		Value
United States–44.91%
Alliance Data Systems Corp.	20,974	$930,407
BorgWarner, Inc.	17,588	643,721
CommScope Holding Co., Inc.(a)	172,145	1,597,505
Encore Capital Group, Inc.(a)	54,444	1,988,839
Floor & Decor Holdings, Inc., Class A(a)	10,442	688,128
Global Payments, Inc.	10,742	1,912,291
Insight Enterprises, Inc.(a)	29,244	1,457,521
Interface, Inc.	185,047	1,476,675
Nuance Communications, Inc.(a)	70,944	1,940,318
Performant Financial Corp.(a)	492,974	290,855
Sabre Corp.	218,637	1,652,896
		14,579,156
Total Common Stocks & Other Equity Interests (Cost $41,915,339)		32,294,551
Money Market Funds–0.00%
Invesco Government & Agency Portfolio, Institutional Class, 0.07%(c)(d)	9	9
Invesco Treasury Portfolio, Institutional Class, 0.07%(c)(d)	11	11
Total Money Market Funds (Cost $20)		20
TOTAL INVESTMENTS IN SECURITIES—99.48% (Cost $41,915,359)		32,294,571
OTHER ASSETS LESS LIABILITIES–0.52%		169,096
NET ASSETS–100.00%		$32,463,667

Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at July 31, 2020 represented 4.84% of the Fund’s Net Assets.
(c)	Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the nine months ended July 31, 2020.

	Value October 31, 2019	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value July 31, 2020	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$258,854	$5,069,429	$(5,328,274)	$-	$-	$9	$2,755
Invesco Liquid Assets Portfolio, Institutional Class	185,116	3,749,281	(3,934,747)	(5)	355	-	2,446
Invesco Treasury Portfolio, Institutional Class	295,834	5,793,633	(6,089,456)	-	-	11	3,097
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	1,820,731	(1,820,731)	-	-	-	16
Invesco Private Prime Fund	-	607,089	(607,109)	-	20	-	12
Total	$739,804	$17,040,163	$(17,780,317)	$(5)	$375	$20	$8,326

(d)	The rate shown is the 7-day SEC standardized yield as of July 31, 2020.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Select Opportunities Fund

Notes to Quarterly Schedule of Portfolio Holdings
July 31, 2020
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of July 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$1,236,957	$—	$1,236,957
Canada	1,685,814	—	—	1,685,814
Germany	—	1,875,383	—	1,875,383
Monaco	670,718	—	—	670,718
New Zealand	—	614,865	—	614,865
Poland	—	1,775,572	—	1,775,572
Switzerland	—	1,221,012	—	1,221,012
United Kingdom	—	8,635,074	—	8,635,074
United States	14,579,156	—	—	14,579,156
Money Market Funds	20	—	—	20
Total Investments	$16,935,708	$15,358,863	$—	$32,294,571
NOTE 2—Coronavirus (COVID-19) Pandemic
During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective, as stated in the most recent shareholder report. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.
The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.
Invesco Select Opportunities Fund